         FOURTH AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER)

     THIS FOURTH AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER) (herein called the "Amendment") made as of the 29th day of November, 1995, by and among Western Gas Resources, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and NationsBank of Texas, N.A., Bank of Montreal, CIBC Inc., Societe Generale, Southwest Agency, The First National Bank of Boston, Colorado National Bank, Bank of America National Trust and Savings Association and Credit Lyonnais Cayman Island Branch, (herein, collectively referred to as "Lenders").

                             W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain First Restated Loan Agreement (Revolver) dated as of September 2, 1994, as amended by that certain First Amendment to First Restated Loan Agreement (Revolver) dated as of December 2, 1994, that certain Second Amendment to First Restated Loan Agreement (Revolver) dated as of February 23, 1995 and that certain Third Amendment to First Restated Loan Agreement (Revolver) dated as of July 19, 1995 (as amended to the date hereof, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as expressly set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References
                                 --------------------------

     Section 1.1.  Terms Defined in the Original Agreement.  Unless the context
                   ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

                                                                   Exhibit 10.51

     Section 1.2.  Other Defined Terms.  Unless the context otherwise requires,
                   -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Loan Agreement" shall mean the Original Agreement as amended hereby.

                           ARTICLE II. -- Amendments
                                          ----------
          Section 2.1.  Definitions.  Section 1.1 of the Original Agreement is
                        -----------
hereby amended by adding a new definition of "1995 Note Purchasers Group" to read as follows:

          "'1995 Note Purchasers Group' means, collectively, The Variable
           ----------------------------
Annuity Life Insurance Company, American General Life Insurance Company, Gulf Life Insurance Company, First Allmerica Financial Life Insurance Company, Allmerica Financial Life Insurance and Annuity Company, and The Mutual Life Insurance Company of New York."


     The definition of "Debt Securities" contained in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     "'Debt Securities' means collectively, (i) those senior notes dated October
       ---------------
27, 1992, September 22, 1993, December 27, 1993 and October 27, 1994 issued by Borrower pursuant to that certain Master Shelf Agreement dated as of December 19, 1991 between Borrower and The Prudential Insurance Company of America (as amended and restated from time to time, the "Shelf Agreement") and any additional notes issued pursuant to the Shelf Agreement (ii) the 7.65% senior notes due April 30, 2003 in the aggregate principal amount of $50,000,000 issued by Borrower pursuant to various note purchase agreements among Borrower, MIGC, MGTC, WGRS, WGRT and each member of the CIGNA Group, as amended and restated from time to time, (iii) the 8.02% senior notes due November 29, 2005 in the aggregate principal amount of $42,000,000 issued by Borrower pursuant to a note purchase agreement among Borrower and members of the 1995 Note Purchasers Group (as amended and restated from time to time, the members of the "1995 Note Purchase Agreement") and (iv) all other notes issued pursuant to note purchase agreements among any Related Person and any member of the CIGNA Group, the 1995 Note Purchasers Group, Prudential Insurance Company of America, or any other institutional investor."

     Section 2.2.  Books, Financial Statements and Reports.  Section 6.1(b) of
                   ---------------------------------------
the Original Agreement is hereby amended by adding a new clause (vi), to read as follows:

          "(vi) as soon as delivered to such Persons, all other reports, statements and notices delivered to any holder of Debt Securities."


     Section 2.3  Insurance.  Section 6.1(h) of the Original agreement is hereby
                  ---------
amended by deleting the second sentence thereof.

     Section 2.4.  Events of Default.  Section 8.1(l) of the Original Agreement
                   -----------------
is hereby amended in its entirety to read as follows:

          "(l) Without (i) the express prior written consent of all Lenders, Borrower amends or modifies the terms of any of the documents or instruments governing, or otherwise executed in connection with, any of the Debt Securities (a) shortening the maturity of such Debt Securities, (b) increasing the interest rate or fees payable under such Debt Securities or with respect to such Debt Securities, or (c) increasing the maximum principal amount of such Debt Securities, or (ii) the express prior written consent of Majority Lenders, Borrower amends or modifies any terms of any of the documents or instruments governing, or otherwise executed in connection with, any of the Debt Securities other than as set forth in the foregoing clause (i) of this subsection (l); or"


                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     Section 3.1.  Effective Date.  This Amendment shall become effective as of
                   --------------
the date first above written when, and only when, Agent shall have received, at Agent's office, (i) a counterpart of this Amendment executed and delivered by Borrower and all Lenders and (ii) each of the following, each document
(unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

          (a) a certificate of the Secretary of Borrower dated the date of this Amendment certifying that: (A) the resolutions adopted by the Board of Directors of Borrower attached as Exhibit 1 to the Omnibus Certificate of Borrower dated September 2, 1994 (the "Original Certificate") have not been amended or revoked, and continue in full force and effect, (B) the incumbency and authorization of the officers of Borrower authorized to sign Loan Documents, with signature specimens of such officers, contained in the Original Certificate has not been amended and continues in full force and effect, (C) copies of the certified charter documents of Borrower (including by-laws), attached as Exhibits H and O to the Original Certificate have not been amended or revoked since the date of the Original

     Certificate, and continue in full force and effect, (D) no Default that has not been expressly waived by Lenders exists on and as of the date hereof and (E) all of the representations and warranties set forth in Article IV hereof and Article V of the Original Agreement are true and correct at and as of their respective times of effectiveness;

          (b) a favorable opinion from Messr. John Walter, Esq., counsel for Borrower in a form acceptable to Lender; and

          (c) such supporting documents as Agent may reasonably request.

                ARTICLE IV. -- Representations and Warranties
                               ------------------------------

     Section 4.1.  Representations and Warranties of Borrower.  In order to
                   ------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

          (a) The representations and warranties contained in each subsection of
     Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except for the representations and warranties relating to rights of way and easements for the Katy Gas Storage facility modified as set forth in Schedule 1 hereto.

          (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder and thereunder.

          (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

          (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1994 and the unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 1995 fairly present Borrower's Consolidated financial position at such dates and the Consolidated results of Borrower's operations and changes in Borrower's Consolidated cash flow for the respective periods thereof. Copies of such financial statements have heretofore been delivered to each Lender. Since September 30, 1995, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                          ARTICLE V. -- Miscellaneous
                                        -------------

     Section 5.1.  Consent to 1995 Note Purchase Agreement.  Each Lender
                   ---------------------------------------
consents and agrees that the 8.02% senior notes issued by Borrower pursuant to the 1995 Note Purchase Agreement comply with the provision of Section 6.2(b)(viii) of the Loan Agreement.

     Section 5.2.  Consent to Amendment to Shelf Agreement.  Each Lender
                   ---------------------------------------
consents and agrees that the Shelf Agreement as modified by the amendment dated November 29, 1995 complies with the provisions of section 6.2(b)(viii) of the Loan Agreement and each Lender further consents to such modifications for purposes of Section 8.1(i) of the Loan Agreement.

     Section 5.3.  Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

     Section 5.4.  Survival of Agreements.  All representations, warranties,
                   ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     Section 5.5.  Loan Documents.  This Amendment is a Loan Document, and all
                   --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     Section 5.6.  Governing Law.  This Amendment shall be governed by and
                   -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.7.  Counterparts.  This Amendment may be separately executed in
                   ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.


                                  WESTERN GAS RESOURCES, INC.


                                  By:/s/ John C. Walter
                                     ------------------
                                     Name:  John C. Walter
                                     Title:  Executive Vice
                                     President


                                  NATIONSBANK OF TEXAS, N.A., as Agent, Issuing Bank and Lender


                                  By:/s/ Michele L. Jones
                                     --------------------
                                     Name: Michele L. Jones
                                     Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION


                                  By:/s/ Gary Tsuyuki
                                     -----------------
                                     Name: Gary Tsuyuki
                                     Title: Vice President

                                  BANK OF MONTREAL


                                  By:/s/ Michael P. Stuckey
                                     ----------------------
                                     Name: Michael P. Stuckey
                                     Title: Director, U.S.
                                     Corporate Banking

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By:/s/ Carol E. Holley
                                     -------------------
                                     Name: Carol E. Holley
                                     Title: Vice President

                                  CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                  By:/s/ Xavier Ratouis
                                     ------------------
                                     Name: Xavier Ratouis
                                     Title: Authorized Signature

                                  CIBC INC.


                                  By:/s/  Gary C. Gaskill
                                     --------------------
                                     Name: Gary C. Gaskill
                                     Title: Vice President

                                  COLORADO NATIONAL BANK


                                  By:/s/ Monte E. Deckerd
                                     --------------------
                                     Name: Monte E. Deckerd
                                     Title: Vice President

                                  SOCIETE GENERALE, SOUTHWEST AGENCY


                                  By:/s/ Richard A. Erbert
                                     ---------------------
                                     Name: Richard A. Erbert
                                     Title: Vice President

                                  SCHEDULE 1

Borrower hereby represents and warrants that, with respect to Western Gas Resources Storage, Inc.'s Katy Hub and Gas Storage Facility: (a) the condemnation process relating to certain storage rights, rights-of-way and well easements has not been completed and therefore, as of the date hereof, Western Gas Resources Storage, Inc. has, with respect to such storage rights, rights-of-way and well easements, only the right to the possession thereof (such right to possession being sufficient to enable Western Gas Resources Storage, Inc. to conduct its business and operations at the Katy Hub and Gas Storage Facility as is currently conducted and as proposed to be conducted) and (b) when such condemnation process is completed and Western Gas Resources Storage, Inc. has paid all amounts determined to be due to the condemnee with respect thereto, Western Gas Resources Storage, Inc. will obtain good and defensible title to said storage rights, rights-of-way and well easements.

            CONFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS


     Each of the undersigned (collectively "Guarantors") hereby (i) acknowledges and consents to the foregoing Fourth Amendment to First Restated Loan Agreement (Revolver) of even date herewith; (ii) confirms the Restated Guaranty dated as of September 2, 1994 executed by such Guarantor in favor of Agent and the Lenders pursuant to the Original Agreement; and (iii) agrees that each of such Guarantor's obligations and covenants with respect to such Restated Guaranty shall remain in full force and effect after the execution of such Amendment.

     William J. Krysiak, Vice President-Finance of Western Gas Resources Oklahoma, Inc., Western Gas Resources Texas, Inc., Western Gas Resources Storage, Inc., Mountain Gas Resources, Inc., MGTC, Inc. and MIGC, Inc., is executing this Confirmation, Acknowledgment and Consent of Guarantors in his capacity of officer of each such corporation.

     Dated as of the 29th day of November, 1995.

                         WESTERN GAS RESOURCES OKLAHOMA, INC.
                         WESTERN GAS RESOURCES TEXAS, INC.
                         WESTERN GAS RESOURCES STORAGE, INC.
                         MOUNTAIN GAS RESOURCES, INC.
                         MGTC, INC.
                         MIGC, INC.



                         By:/s/ William J. Krysiak
                            ----------------------
                            William J. Krysiak,
                           Vice President-Finance